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                        Supplement dated June 1, 1999 to
                             New England Stock Funds
         Statement of Additional Information - Part I dated May 3, 1999

NEW ENGLAND EQUITY INCOME FUND
Effective June 1, 1999, Vaughan, Nelson, Scarborough & McCullough ("VNSM") succeeds Loomis Sayles as the subadviser for Equity Income Fund, pursuant to an Interim Subadvisory Agreement dated June 1, 1999. A special shareholder meeting will be held in August to vote on the approval of a Final Subadvisory Agreement for the Fund between VNSM and NEFM. The annual subadvisory fee rates payable by the Fund to VNSM under the Interim Subadvisory Agreement and the Final Subadvisory Agreement are identical to those previously paid to Loomis Sayles to manage the portfolio of the Fund. In addition, VNSM has agreed to voluntarily waive its subadvisory fee under the Interim Agreement until June 30, 1999.

NEFM and VNSM have each agreed to continue the binding undertaking currently in effect to limit the amount of the Fund's total annual fund operating expenses to 1.50%, 2.25% and 2.25% of the average daily net assets of the Fund's Class A, B and C shares, respectively ("Expense Caps"). Beginning July 1, 1999, VNSM and NEFM will split any fee waivers required in proportion to the management and subadvisory fees collected. NEFM will also bear any additional expense reimbursement above the fee waivers required for the Fund to meet the Expense Cap.

NEW ENGLAND GROWTH FUND
THE FIRST PARAGRAPH IN THE SECTION ENTITLED "MANAGEMENT FEES" ON PAGE VIII IS REVISED TO READ AS FOLLOWS:

Pursuant to an advisory agreement dated August 30, 1996, as amended June 1, 1999, Capital Growth Management Limited Partnership ("CGM") has agreed to manage the investment and reinvestment of the assets of the Growth Fund, subject to the supervision of the Board of Trustees of New England Funds Trust I. Under the advisory agreement, the Fund pays CGM an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets, 0.65% of such assets in excess of $500 million and 0.60% of such assets in excess of $2 billion. Prior to June 1, 1999, CGM served as adviser to the Growth Fund pursuant to an advisory agreement providing for an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets and 0.65% of such assets in excess of $500 million. Prior to August 30, 1996, CGM served as adviser to the Growth Fund pursuant to an advisory agreement providing for an advisory fee at the same rate as that in effect prior to June 1, 1999.